UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 9/30/13

Item 1.  Reports to Stockholders.

SIERRA CORE RETIREMENT FUND

SIERRA STRATEGIC INCOME FUND

Annual Report

September 30, 2013

1-866-738-4363

www.sierramutualfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Letter to Shareholders, October 2013:

Dear Shareholders:

During the fiscal year ended September 30, 2013, we positioned the portfolio of the Sierra Core Retirement Fund defensively as global political and economic uncertainty increased. Our conservative stance and concern for avoiding extreme market volatility resulted in a slight loss for the fiscal year of – 0.38%.  The Sierra Strategic Income Fund was also defensively aligned but was slightly positive for the same period, +1.29%.

Performance is always a concern of our Portfolio Management team, and we are pleased to report the strong performance of both Funds since inception.  The Sierra Core Retirement Fund Class R shares since inception December 24, 2007 to September 30, 2013 had an annualized return of +7.13% and a cumulative return of +48.79%.  During the same period, the S&P 500 had an annualized return of +4.33% and a cumulative return of +27.69%, even with the recent highs in the S&P 500.

The performance data quoted here represent past performance for the Class R shares (symbol SIRRX), and are net of the total annual operating expenses of the Class R shares.  For performance numbers current to the most recent month end, please call toll-free 866-738-4363 or visit our website, SierraMutualFunds.com.  Current performance may be lower or higher than the performance data quoted above.  Past performance is no guarantee of future results.  The investment return and principal value of an investment in the Fund will fluctuate, so that investors’ shares, when redeemed, may be worth more or less than their original cost.

The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2014, to ensure that the net annual fund operating expenses will not exceed 2.49% for Class A1 and Class I1.

The total annual operating expenses, including expenses of the underlying funds are 2.30% for Class A and Class I, 2.58% for Class A1 and I1, 3.05% for Class C, and 2.05% for Class R and 2.09% for Class Y.  Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses.

The Sierra Strategic Income Fund Class R shares, from its inception of December 21, 2011 to September 30, 2013, had an annualized return of +5.03% and a cumulative performance of +9.12%.  During the same period, Barclays Capital Aggregate Bond Index, the Strategic Income Fund’s benchmark, had an annualized return of +1.54% and a cumulative return of +2.76%.

The performance data quoted here represent past performance for the Class R shares (symbol SSIRX), and are net of the total annual operating expenses of the Class R shares.  For performance numbers current to the most recent month end, please call toll-free 866-738-4363or visit our website, SierraMutualFunds.com.  Current performance may be lower or higher than the performance date quoted above.  Past performance is no guarantee of future results.  The investment return and principal value of an investment in the Fund will fluctuate, so that investors’ shares, when redeemed, may be worth more or less than their original cost.

The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2014, to ensure that the net annual fund operating expenses will not exceed 1.79% for Class A and Class I, 2.39% for Class C, 1.49% for Class R, and 1.44% for Class Y.  Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses.

The total annual operating expenses, including expenses of the underlying funds (estimated at 0.50% per year) are 1.94% for Class A, 1.96% for Class I, 2.59% for Class C, 1.60% for Class R, and 1.65% for Class Y.  Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses.

Risk mitigation is an essential aspect of the Funds’ operational mandate.  By    June 30, 2013, as the U.S. stock market declined and U.S. Treasury bond yields rose, many individual positions in our Funds declined enough to trigger temporary sells under our risk mitigation strategy.  As a result, each Fund had approximately 98% of the portfolio temporarily in money market and other low volatility positions.

By September 30, 2013, improving global bond markets led us to be more fully invested.  Currently, our largest allocations in both Funds are  high-grade corporate bonds and municipal bonds, where after a sustained downturn we see unrealized value.  Other asset classes where we believe there is potential include floating rate and multi-sector bond funds.  We believe that both Funds are appropriately allocated for the current economic environment and have the potential to provide returns consistent with our long-term goals.

 In our view, risk in the investment markets has not abated.  Each of the last several uptrends in the global stock markets appear to have been driven by the massive monetary injections by the Fed, the European Central Bank and other central banks, even as global fundamentals worsened.  At some point, the flood of liquidity will end or slow.  We believe that both the Sierra Core Retirement Fund and the Sierra Strategic Income Fund are well positioned to respond to changes in the global monetary environment.  As active investment managers, the key is that we do not predict what is going to occur, but rather react to what actually is taking place in the investment markets we monitor.

For more detailed Commentary and updates, see the “Recent Trends and Outlook” link on our website, www.SierraMutualFunds.com.

We at Sierra appreciate your confidence in our Portfolio Management team.

Sincerely,

David C. Wright, JD

Kenneth L. Sleeper, MBA, PhD

Frank A. Barbera, Jr., CMT

Portfolio Managers

Cumulative performance from inception is the total increase in value of an investment in the Class R shares assuming reinvestment of dividends and capital gains.

The S&P 500 Index, a registered trademark of McGraw-Hill Co., Inc., is a market- capitalization-weighted index of 500 widely-held common stocks.  Data here for the S&P includes dividends.

Barclays Capital Aggregate Bond Index, formerly called the “Lehman Aggregate Bond Index”, and is a broad based index maintained by Barclays Capital that is often used to represent investment-grade bonds traded in the United States.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

                                                                                                                     2759-NLD-11/5/2013

SIERRA CORE RETIREMENT FUND

PORTFOLIO REVIEW (Unaudited)

September 30, 2013

The Fund’s performance figures* for the year or periods ended September 30, 2013, compared to its benchmark:

	One Year	Three Year	Five Year	Inception**- September 30, 2013	Inception***- September 30, 2013	Inception****- September 30, 2013
Sierra Core Retirement Fund – Class A	(0.57)%	2.45%	8.71%	6.92%	-	-
Sierra Core Retirement Fund – Class A with load	(6.27)%	0.44%	7.43%	5.83%	-	-
Sierra Core Retirement Fund – Class C	(1.33)%	1.71%	-	-	2.98%	-
Sierra Core Retirement Fund – Class I	(0.58)%	2.47%	8.69%	6.90%	-	-
Sierra Core Retirement Fund – Class R	(0.38)%	2.69%	8.95%	7.13%	-	-
Sierra Core Retirement Fund – Class A1	(0.74)%	-	-	-	-	2.06%
Sierra Core Retirement Fund – Class A1 with load	(6.43)%	-	-	-	-	(2.44)%
Sierra Core Retirement Fund – Class I1	(0.73)%	-	-	-	-	1.53%
S&P 500 Total Return Index	19.34%	16.27%	10.02%	4.33%	15.75%	23.24%

* The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A and Class A1 maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated using the traded NAV on September 30, 2013. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses are 2.30% for Class A and Class I shares, 2.05% for Class R shares, 3.05% for Class C shares and 2.49% for Class A1 shares and Class I1 per the January 29, 2013, prospectus. For performance information current to the most recent month-end, please call toll-free 1-866-738-4363 (1-866-RETI-FND).

** Inception date is December 24, 2007 for Class A, I and R shares.

*** Inception date is February 5, 2010 for Class C shares.

**** Inception date is June 7, 2012 for A1 and I1 shares.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

SIERRA CORE RETIREMENT FUND

PORTFOLIO REVIEW (Unaudited) (Continued)

September 30, 2013

Comparison of the Change in Value of a $10,000 Investment

            The Fund’s Top Asset Classes are as follows:

Asset Class	% of Net Assets
Debt Funds	85.1%
Asset Allocation Funds	10.1%
Other, Cash & Cash Equivalents	4.8%
100.0%

SIERRA STRATEGIC INCOME FUND

PORTFOLIO REVIEW (Unaudited)

September 30, 2013

The Fund’s performance figures* for the year or periods ended September 30, 2013, compared to its benchmarks:

	One Year	Inception** - September 30, 2013
Sierra Strategic Income Fund – Class A	0.99%	4.78%
Sierra Strategic Income Fund – Class A with load	(4.80)%	1.34%
Sierra Strategic Income Fund – Class C	0.38%	4.14%
Sierra Strategic Income Fund – Class I	0.99%	4.87%
Sierra Strategic Income Fund – Class R	1.29%	5.03%
Sierra Strategic Income Fund – Class Y	1.35%	5.08%
Barclays Capital Aggregate Bond Index	(1.68)%	1.54%

*

The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated using the traded NAV on September 30, 2013. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 1.79% for Class A and Class I shares, 1.49% for Class R shares, 1.44% for Class Y shares and 2.39% for Class C shares per the January 29, 2013, prospectus. For performance information current to the most recent month-end, please call toll-free 1-866-738-4363 (1-866-RETI-FND).

** The Fund’s inception date is December 21, 2011.

The Barclays Capital Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U. S. bond market.

SIERRA STRATEGIC INCOME FUND

PORTFOLIO REVIEW (Unaudited) (Continued)

September 30, 2013

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Top Asset Classes are as follows:

Asset Class	% of Net Assets
Debt Funds	89.7%
Asset Allocation Fund	5.0%
Other, Cash & Cash Equivalents	5.3%
100.0%

	Sierra Core Retirement Fund
	PORTFOLIO OF INVESTMENTS
	September 30, 2013
Shares		Value
	MUTUAL FUNDS - 95.2%
	ASSET ALLOCATION FUNDS - 10.1%
817,946	John Hancock Funds II - Floating Rate Income Fund - Institutional Class	$ 7,655,979
2,776,472	PIMCO All asset All Authority Fund - Institutional Class	28,625,428
8,686,211	PIMCO Fundamental Advantage Absolute Return Strategy Fund - Institutional Class	35,960,912
		72,242,319
	DEBT FUNDS - 85.1%
2,660,461	Baird Core Plus Bond Fund - Institutional Class	28,839,392
2,569,876	Columbia Floating Rate Fund - R5	23,617,159
3,918,104	DWS Short Duration Fund - Institutional Class	35,968,193
2,938,077	ING Intermediate Bond Fund - Class W	28,646,250
4,339,179	Ivy Municipal High Income Fund - Class I	21,565,719
4,148,876	Lord Abbett Floating Rate Fund - Class I	39,289,860
5,003,941	Lord Abbett High Yield Fund - Class I	39,681,251
2,717,800	Metropolitan West Total Return Bond Fund - Class I	28,863,036
2,804,692	Natixis Loomis Sayles Core Plus Bond Fund - Class Y	35,900,063
5,496,135	Oppenheimer AMT-Free Municipals - Class Y	35,889,762
2,032,218	Oppenheimer Rochester Limited Term Municipal Fund - Class Y	28,694,913
5,325,545	Oppenheimer Rochester National Municipals - Class A	35,840,917
2,918,490	PIMCO Income Fund - Institutional Class	35,780,682
1,901,295	PIMCO Real Return Fund - Institutional Class	21,484,632
2,534,307	Principal High Yield Fund - Institutional Class	19,666,220
5,078,613	Putnam Diversified Income Trust - Class Y	39,003,746
1,198,879	RidgeWorth Investment Grade Tax-Exempt Bond Fund - Class I	14,398,535
2,628,650	RidgeWorth Seix Floating Rate High Income Fund - Class I	23,631,560
3,290,669	TCW Total Return Bond Fund - Class I	35,906,691
2,263,858	Western Asset Managed Municipals Fund - Class I	36,085,903
		608,754,484

	TOTAL MUTUAL FUNDS (Cost $681,901,636)	680,996,803

	SHORT-TERM INVESTMENT - 4.9%
	MONEY MARKET FUND - 4.9%
34,979,961	Goldman Sachs Financial Square Funds - Prime Obligations
	Portfolio, to yield 0.03% * (Cost $34,979,961)	34,979,961

	TOTAL INVESTMENTS - 100.1% (Cost $716,881,597) (a)	$ 715,976,764
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(775,091)
	NET ASSETS - 100.0%	$ 715,201,673

(a) Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes is $716,885,376 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 543,148
	Unrealized Depreciation:	(1,451,760)
	Net Unrealized Depreciation:	$ (908,612)

* Money market fund; interest rate reflects seven-day effective yield on September 30, 2013.

See accompanying notes to financial statements.

	Sierra Strategic Income Fund
	PORTFOLIO OF INVESTMENTS
	September 30, 2013
Shares		Value
	MUTUAL FUNDS - 94.7%
	ASSET ALLOCATION FUND - 5.0%
2,483,901	PIMCO Fundamental Advantage Absolute Return Strategy Fund - Institutional Class	$ 10,283,349

	DEBT FUNDS - 89.7%
861,318	Angel Oak Multi-Strategy Income Fund - Institutional Class	10,275,521
572,384	Baird Core Plus Bond Fund - Institutional Class	6,204,643
667,021	Columbia Floating Rate Fund - Class Z	6,103,243
1,107,813	DWS Short Duration Fund - Institutional Class	10,169,722
1,053,257	ING Intermediate Bond Fund - Class W	10,269,254
1,179,692	Lord Abbett Floating Rate Fund - Class I	11,171,681
1,356,805	Lord Abbett High Yield Fund - Class I	10,759,464
754,930	Lord Abbett High Yield Municipal Bond Fund - Class A	8,236,284
584,720	Metropolitan West Total Return Bond Fund - Class I	6,209,730
664,516	Nuveen High Yield Municipal Bond Fund - Class I	10,260,133
1,576,487	Oppenheimer AMT-Free Municipals - Class Y	10,294,459
1,525,122	Oppenheimer Rochester National Municipals - Class A	10,264,074
836,589	PIMCO Income Fund - Institutional Class	10,256,575
909,370	PIMCO Real Return Fund - Institutional Class	10,275,880
686,894	Principal High Yield Fund - Institutional Class	5,330,296
872,995	Prudential Muni High Income Fund - Class Z	8,267,261
1,384,732	Putnam Diversified Income Trust - Class Y	10,634,745
931,763	RidgeWorth Seix Floating Rate High Income Fund - Class I	8,376,547
1,028,392	TCW Total Return Bond Fund - Class I	10,283,915
648,321	Western Asset Managed Municipals Fund - Class I	10,334,233
		183,977,660

	TOTAL MUTUAL FUNDS (Cost $194,359,201)	194,261,009

	SHORT-TERM INVESTMENT - 5.3%
	MONEY MARKET FUND - 5.3%
10,768,456	Goldman Sachs Financial Square Funds-
	Prime Obligations Portfolio to yield 0.03% * (Cost $10,768,456)	10,768,456

	TOTAL INVESTMENTS - 100.0% (Cost $205,127,657) (a)	$ 205,029,465
	OTHER ASSETS AND LIABILITIES - 0.0%	75,421
	NET ASSETS - 100.0%	$ 205,104,886

(a) Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes is $205,128,975 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 251,650
	Unrealized Depreciation:	(351,160)
	Net Unrealized Depreciation:	$ (99,510)

* Money market fund; interest rate reflects seven-day effective yield on September 30, 2013.

See accompanying notes to financial statements.

THE SIERRA FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2013

	Sierra Core Retirement Fund	Sierra Strategic Income Fund
ASSETS
Investment securities:
At cost	$ 716,881,597	$ 205,127,657
At value	$ 715,976,764	$ 205,029,465
Cash	2	-
Receivable for Fund shares sold	837,425	445,298
Dividends and interest receivable	905,428	260,585
Prepaid expenses and other assets	110,437	38,122
TOTAL ASSETS	717,830,056	205,773,470

LIABILITIES
Payable for Fund shares repurchased	699,379	217,264
Payable for investments purchased	835,367	240,487
Investment advisory fees payable	769,462	119,026
Distribution (12b-1) fees payable	150,711	34,483
Fees payable to other affiliates	75,662	24,155
Accrued expenses and other liabilities	97,802	33,169
TOTAL LIABILITIES	2,628,383	668,584
NET ASSETS	$ 715,201,673	$ 205,104,886

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 710,807,795	$ 204,118,266
Undistributed net investment income	4,654,827	442,565
Accumulated net realized gain from security transactions	643,884	642,247
Net unrealized depreciation of investments	(904,833)	(98,192)
NET ASSETS	$ 715,201,673	$ 205,104,886

See accompanying notes to financial statements.

THE SIERRA FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2013
	Sierra Core Retirement Fund	Sierra Strategic Income Fund
Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 120,235,753	$ 29,520,283
Shares of beneficial interest outstanding	5,217,332	1,426,915
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$ 23.05	$ 20.69
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$ 24.46	$ 21.95

Class C Shares:
Net Assets	$ 99,155,904	$ 16,597,280
Shares of beneficial interest outstanding	4,273,529	803,148
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 23.20	$ 20.67

Class I Shares:
Net Assets	$ 122,694,037	$ 31,523,249
Shares of beneficial interest outstanding	5,331,790	1,521,733
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 23.01	$ 20.72

Class R Shares:
Net Assets	$ 328,793,805	$ 116,202,773
Shares of beneficial interest outstanding	14,364,718	5,625,053
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 22.89	$ 20.66

Class Y Shares: (b)
Net Assets	$ -	$ 11,261,301
Shares of beneficial interest outstanding	-	546,105
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ -	$ 20.62

Class A1 Shares:
Net Assets	$ 12,102,540
Shares of beneficial interest outstanding	522,458
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$ 23.16
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$ 24.57

Class I1 Shares:
Net Assets	$ 32,219,634
Shares of beneficial interest outstanding	1,392,071
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 23.15

(a)	On investments of $1 million or more, the maximum sales charge will not apply. Instead, the investment may be subject to a 1.00% contingent deferred sales charge.
(b) Sierra Core Retirement Fund Class Y liquidated on March 8, 2013.

See accompanying notes to financial statements.

THE SIERRA FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2013

	Sierra Core Retirement Fund	Sierra Strategic Income Fund
INVESTMENT INCOME
Dividends	$ 31,960,090	$ 8,090,681
Interest	12,017	3,101
TOTAL INVESTMENT INCOME	31,972,107	8,093,782

EXPENSES
Investment advisory fees	9,836,031	1,460,689
Distribution (12b-1) fees:
Class A	363,794	90,456
Class C	860,120	251,944
Class I	375,144	100,988
Class A1	18,841	-
Class I1	131,738	-
Administrative services fees	525,154	131,048
Transfer agent fees	280,156	66,402
Non 12b-1 shareholder servicing	224,692	-
Accounting services fees	110,402	49,383
Custodian fees	105,628	29,967
Registration fees	104,604	69,873
Printing and postage expenses	71,256	11,191
Insurance expense	44,816	4,878
Professional fees	25,633	16,725
Compliance officer fees	24,538	4,253
Trustees fees and expenses	7,133	7,211
Other expenses	34,063	25,618
TOTAL EXPENSES	13,143,743	2,320,626

Less: Fees waived/recaptured by the Adviser	1,362	(47,580)

NET EXPENSES	13,145,105	2,273,046
NET INVESTMENT INCOME	18,827,002	5,820,736

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Security transactions	5,553,693	499,565
Distributions of capital gains from underlying investment companies	811,097	206,848
	6,364,790	706,413
Net change in unrealized depreciation of:
Investments	(29,814,392)	(5,407,394)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(23,449,602)	(4,700,981)

NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ (4,622,600)	$ 1,119,755

See accompanying notes to financial statements.

SIERRA CORE RETIREMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2013	2012
FROM OPERATIONS
Net investment income	$ 18,827,002	$ 22,992,204
Net realized gain (loss) from security transactions	5,553,693	(6,342,707)
Distributions of capital gains from underlying investment companies	811,097	551,427
Net change in unrealized appreciation (depreciation) of investments	(29,814,392)	23,413,749
Net increase(decrease) in net assets resulting from operations	(4,622,600)	40,614,673

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	-	(475,481)
Class C	-	(293,581)
Class I	-	(772,748)
Class R	-	(1,420,589)
From net investment income:
Class A	(3,228,353)	(3,729,364)
Class C	(1,341,045)	(1,252,966)
Class I	(3,288,494)	(4,967,207)
Class R	(8,666,313)	(10,098,169)
Class A1	(91,153)	(2,221)
Class I1	(716,550)	(92,336)
Net decrease in net assets resulting from distributions to shareholders	(17,331,908)	(23,104,662)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	52,283,552	120,821,542
Class C	55,134,793	39,083,780
Class I	49,829,233	104,049,688
Class R	108,713,958	135,868,254
Class Y (a)	-	23
Class A1	13,694,874	336,137
Class I1	47,758,341	14,696,753
Net asset value of shares issued in reinvestment of distributions:
Class A	2,778,501	3,721,502
Class C	1,066,632	1,287,847
Class I	2,949,733	5,250,365
Class R	8,036,949	10,868,406
Class A1	88,623	2,221
Class I1	613,990	85,457
Payments for shares redeemed:
Class A	(82,218,771)	(42,718,101)
Class C	(21,609,323)	(33,403,411)
Class I	(88,553,094)	(88,369,751)
Class R	(152,807,592)	(164,996,940)
Class Y (a)	(24)	-
Class A1	(1,650,462)	(698,388)
Class I1	(29,136,622)	-
Net increase(decrease) in net assets resulting from shares of beneficial interest	(33,026,709)	105,885,384

TOTAL INCREASE(DECREASE) IN NET ASSETS	(54,981,217)	123,395,395

NET ASSETS
Beginning of Year	770,182,890	646,787,495
End of Year*	$ 715,201,673	$ 770,182,890
*Includes undistributed net investment income of:	$ 4,654,827	$ 3,262,736

See accompanying notes to financial statements.

SIERRA CORE RETIREMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2013	2012
SHARE ACTIVITY
Class A:
Shares Sold	2,207,366	5,211,920
Shares Reinvested	117,904	160,416
Shares Redeemed	(3,489,772)	(1,830,220)
Net increase(decrease) in shares of beneficial interest outstanding	(1,164,502)	3,542,116

Class C:
Shares Sold	2,311,802	1,665,601
Shares Reinvested	44,901	55,173
Shares Redeemed	(910,045)	(1,437,353)
Net increase in shares of beneficial interest outstanding	1,446,658	283,421

Class I:
Shares Sold	2,114,892	4,497,621
Shares Reinvested	125,350	227,098
Shares Redeemed	(3,767,650)	(3,780,790)
Net increase (decrease) in shares of beneficial interest outstanding	(1,527,408)	943,929

Class R:
Shares Sold	4,621,712	5,865,167
Shares Reinvested	343,723	472,213
Shares Redeemed	(6,540,350)	(7,175,751)
Net decrease in shares of beneficial interest outstanding	(1,574,915)	(838,371)

Class Y: (a)
Shares Sold	-	1
Shares Redeemed	(1)	-
Net increase (decrease) in shares of beneficial interest outstanding	(1)	1

Class A1
Shares Sold	574,885	14,087
Shares Reinvested	3,784	93
Shares Redeemed	(70,391)	-
Net increase in shares of beneficial interest outstanding	508,278	14,180

Class I1
Shares Sold	2,006,047	619,377
Shares Reinvested	25,947	3,592
Shares Redeemed	(1,233,454)	(29,438)
Net increase in shares of beneficial interest outstanding	798,540	593,531

(a) Sierra Core Retirement Fund Class Y liquidated on March 8, 2013.

See accompanying notes to financial statements.

SIERRA STRATEGIC INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	September 30,	September 30,
	2013	2012**
FROM OPERATIONS
Net investment income	$ 5,820,736	$ 3,306,782
Net realized gain (loss) from security transactions	499,565	(212,370)
Distributions of capital gains from underlying investment companies	206,848	-
Net change in unrealized appreciation (depreciation) of investments	(5,407,394)	5,309,202
Net increase in net assets resulting from operations	1,119,755	8,403,614

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(562,738)	(159,297)
Class C	(621,612)	(530,472)
Class I	(607,687)	(163,430)
Class R	(2,098,844)	(198,886)
Class Y	(1,529,092)	(2,064,691)
Net decrease in net assets resulting from distributions to shareholders	(5,419,973)	(3,116,776)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	25,803,941	12,720,502
Class C	16,133,713	32,860,936
Class I	44,138,214	23,805,703
Class R	129,546,081	14,783,934
Class Y	19,647,422	81,312,500
Net asset value of shares issued in reinvestment of distributions:
Class A	508,010	147,619
Class C	167,125	47,074
Class I	519,153	158,824
Class R	1,966,896	181,492
Class Y	1,529,103	2,064,667
Payments for shares redeemed:
Class A	(7,755,320)	(1,434,858)
Class C	(32,054,643)	(1,651,682)
Class I	(21,890,469)	(14,359,084)
Class R	(25,120,718)	(2,413,327)
Class Y	(93,736,176)	(3,508,366)
Net increase in net assets resulting from shares of beneficial interest	59,402,332	144,715,934

TOTAL INCREASE IN NET ASSETS	55,102,114	150,002,772

NET ASSETS
Beginning of Period	150,002,772	-
End of Period*	$ 205,104,886	$ 150,002,772
*Includes undistributed net investment income of:	$ 442,565	$ 41,802

**Sierra Strategic Income Fund commenced operations on December 21, 2011.

See accompanying notes to financial statements.

SIERRA STRATEGIC INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Period Ended
	September 30,	September 30,
	2013	2012**
SHARE ACTIVITY
Class A:
Shares Sold	1,217,788	617,112
Shares Reinvested	24,032	7,133
Shares Redeemed	(370,174)	(68,976)
Net increase in shares of beneficial interest outstanding	871,646	555,269

Class C:
Shares Sold	762,115	1,617,887
Shares Reinvested	7,904	2,290
Shares Redeemed	(1,507,224)	(79,824)
Net increase (decrease) in shares of beneficial interest outstanding	(737,205)	1,540,353

Class I:
Shares Sold	2,079,435	1,152,509
Shares Reinvested	24,536	7,684
Shares Redeemed	(1,043,386)	(699,045)
Net increase in shares of beneficial interest outstanding	1,060,585	461,148

Class R:
Shares Sold	6,117,469	717,574
Shares Reinvested	93,130	8,781
Shares Redeemed	(1,195,094)	(116,807)
Net increase in shares of beneficial interest outstanding	5,015,505	609,548

Class Y:
Shares Sold	930,281	4,046,303
Shares Reinvested	72,543	100,489
Shares Redeemed	(4,432,494)	(171,017)
Net increase (decrease) in shares of beneficial interest outstanding	(3,429,670)	3,975,775

**Sierra Strategic Income Fund commenced operations on December 21, 2011.

See accompanying notes to financial statements.

SIERRA CORE RETIREMENT FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	September 30,	September 30,	September 30,	September 30,		September 30,
Class A Shares	2013	2012	2011	2010		2009
Net asset value, beginning of year	$ 23.68	$ 23.12	$ 24.24	$ 24.26		$ 19.20

Activity from investment operations:
Net investment income (1)	0.58	0.75	0.82	0.96		0.81
Net realized and unrealized
gain (loss) on investments	(0.70)	0.56	(0.32)	1.25		4.64
Total from investment operations	(0.12)	1.31	0.50	2.21		5.45

Less distributions from:
Net investment income	(0.51)	(0.65)	(0.78)	(0.86)		(0.39)
Net realized gains	-	(0.10)	(0.84)	(1.37)		-
Total distributions	(0.51)	(0.75)	(1.62)	(2.23)		(0.39)

Net asset value, end of year	$ 23.05	$ 23.68	$ 23.12	$ 24.24		$ 24.26

Total return (2)	(0.53)%	5.80%	2.18%	9.73%		28.73%

Net assets, at end of year (000s)	$ 120,236	$ 151,147	$ 65,664	$ 31,288		$ 6,765

Ratio of gross expenses to average
net assets (3)(5)	1.68%	1.71%	1.65%	1.69%		1.70%
Ratio of net expenses to average
net assets (5)	1.68%	1.71%	1.65%	1.70%	(4)	1.75%	(4)
Ratio of net investment income
to average net assets (5)(6)	2.45%	3.21%	3.47%	4.01%		3.46%

Portfolio Turnover Rate	234%	125%	199%	101%		322%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns shown exclude the effect of applicable sales charges, and assume changes in share price and reinvestment of dividends and capital gain distributions.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(4)	Represents the ratio of expenses to average net assets inclusive of Adviser's recapture of waived/reimbursed fees from prior periods.
(5)	Does not include the expenses of other investment companies in which the Fund invests.
(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

SIERRA CORE RETIREMENT FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
Class C Shares	2013	2012	2011	2010 (1)
Net asset value, beginning of period	$ 23.90	$ 23.33	$ 24.44	$ 23.32

Activity from investment operations:
Net investment income (2)	0.34	0.58	0.65	0.39
Net realized and unrealized
gain (loss) on investments	(0.65)	0.57	(0.31)	0.97
Total from investment operations	(0.31)	1.15	0.34	1.36

Less distributions from:
Net investment income	(0.39)	(0.48)	(0.61)	(0.24)
Net realized gains	-	(0.10)	(0.84)	-
Total distributions	(0.39)	(0.58)	(1.45)	(0.24)

Net asset value, end of period	$ 23.20	$ 23.90	$ 23.33	$ 24.44

Total return (3)	(1.33)%	5.03%	1.48%	5.85%	(8)

Net assets, at end of period (000s)	$ 99,156	$ 67,550	$ 59,338	$ 32,726

Ratio of gross expenses to average
net assets (4)(6)	2.43%	2.46%	2.40%	2.47%	(5)
Ratio of net expenses to average
net assets (6)	2.43%	2.46%	2.40%	2.47%	(5)
Ratio of net investment income
to average net assets (6)(7)	1.44%	2.46%	2.72%	2.52%	(5)

Portfolio Turnover Rate	234%	125%	199%	101%	(8)

(1)	The Sierra Core Retirement Fund's Class C shares commenced operations on February 5, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(5) Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(8) Not annualized.

See accompanying notes to financial statements.

SIERRA CORE RETIREMENT FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	September 30,	September 30,	September 30,		September 30,		September 30,
Class I Shares	2013	2012	2011		2010		2009
Net asset value, beginning of year	$ 23.65	$ 23.09	$ 24.23		$ 24.25		$ 19.21

Activity from investment operations:
Net investment income (1)	0.57	0.75	0.81		0.95		0.76
Net realized and unrealized
gain (loss) on investments	(0.70)	0.56	(0.29)		1.26		4.67
Total from investment operations	(0.13)	1.31	0.52		2.21		5.43

Less distributions from:
Net investment income	(0.51)	(0.65)	(0.82)		(0.86)		(0.39)
Net realized gains	-	(0.10)	(0.84)		(1.37)		-
Total distributions	(0.51)	(0.75)	(1.66)		(2.23)		(0.39)

Net asset value, end of year	$ 23.01	$ 23.65	$ 23.09		$ 24.23		$ 24.25

Total return (2)	(0.58)%	5.80%	2.24%	(7)	9.73%		28.54%

Net assets, at end of year (000s)	$ 122,694	$ 162,212	$ 136,562		$ 113,476		$ 37,134

Ratio of gross expenses to average
net assets (3)(5)	1.68%	1.71%	1.65%		1.70%		1.70%
Ratio of net expenses to average
net assets (5)	1.68%	1.71%	1.65%		1.70%	(4)	1.75%	(4)
Ratio of net investment income
to average net assets (5)(6)	2.45%	3.21%	3.42%		4.00%		3.24%

Portfolio Turnover Rate	234%	125%	199%		101%		322%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(4)	Represents the ratio of expenses to average net assets inclusive of Adviser's recapture of waived/reimbursed fees from prior periods.
(5)	Does not include the expenses of other investment companies in which the Fund invests.
(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(7)

For the year ended September 30, 2011, 0.04% of the Fund's Class I shares' total return consists of a voluntary reimbursement by the Adviser of a realized investment loss incurred on a trading error. Excluding this item, total return would have been 2.20%.

See accompanying notes to financial statements.

SIERRA CORE RETIREMENT FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	September 30,	September 30,	September 30,	September 30,		September 30,
Class R Shares	2013	2012	2011	2010		2009
Net asset value, beginning of year	$ 23.51	$ 22.96	$ 24.12	$ 24.19		$ 19.20

Activity from investment operations:
Net investment income (1)	0.61	0.80	0.90	1.00		0.47
Net realized and unrealized
gain (loss) on investments	(0.68)	0.56	(0.33)	1.26		5.01
Total from investment operations	(0.07)	1.36	0.57	2.26		5.48

Less distributions from:
Net investment income	(0.55)	(0.71)	(0.89)	(0.96)		(0.49)
Net realized gains	-	(0.10)	(0.84)	(1.37)		-
Total distributions	(0.55)	(0.81)	(1.73)	(2.33)		(0.49)

Net asset value, end of year	$ 22.89	$ 23.51	$ 22.96	$ 24.12		$ 24.19

Total return (2)	(0.34)%	6.04%	2.47%	10.01%		28.91%

Net assets, at end of year (000s)	$ 328,794	$ 374,808	$ 385,223	$ 327,907		$ 163,703

Ratio of gross expenses to average
net assets (3)(5)	1.47%	1.46%	1.40%	1.44%		1.48%
Ratio of net expenses to average
net assets (5)	1.47%	1.46%	1.40%	1.45%	(4)	1.50%	(4)
Ratio of net investment income
to average net assets (5)(6)	2.62%	3.46%	3.81%	4.23%		2.29%

Portfolio Turnover Rate	234%	125%	199%	101%		322%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(4)	Represents the ratio of expenses to average net assets inclusive of Adviser's recapture of waived/reimbursed fees from prior periods.
(5)	Does not include the expenses of other investment companies in which the Fund invests.
(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

SIERRA CORE RETIREMENT FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class A1				Class I1
	Year Ended		Period Ended		Year Ended		Period Ended
	September 30,		September 30,		September 30,		September 30,
	2013		2012 (1)		2013		2012 (1)
Net asset value, beginning of period	$ 23.84		$ 23.36		$ 23.80		$ 23.32

Activity from investment operations:
Net investment income (2)	0.15		0.22		0.51		0.23
Net realized and unrealized
gain (loss) on investments	(0.32)		0.42		(0.67)		0.42
Total from investment operations	(0.17)		0.64		(0.16)		0.65

Less distributions from:
Net investment income	(0.51)		(0.16)		(0.49)		(0.17)
Total distributions	(0.51)		(0.16)		(0.49)		(0.17)

Net asset value, end of period	$ 23.16		$ 23.84		$ 23.15		$ 23.80

Total return (3)	(0.74)%		2.75%	(8)	(0.69)%		2.77%	(8)

Net assets, at end of period (000s)	$ 12,103		$ 338		$ 32,220		$ 14,127

Ratio of gross expenses to average
net assets (4)(6)	1.83%		1.99%	(5)	1.83%		1.99%	(5)
Ratio of net expenses to average
net assets (6)	1.83%	(9)	1.90%	(5)	1.83%	(9)	1.90%	(5)
Ratio of net investment income
to average net assets (6)(7)	0.66%		3.06%	(5)	2.15%		3.06%	(5)

Portfolio Turnover Rate	234%		125%	(8)	234%		125%	(8)

(1)	The Sierra Core Retirement Fund's A1 and I1 shares commenced operations on June 7, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges (Class A1) and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(5) Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(8) Not annualized.
(9)	Represents the ratio of expenses to average net assets inclusive of Adviser's recapture of waived fees from prior period.

See accompanying notes to financial statements.

SIERRA STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A			Class C			Class I
	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	September 30,	September 30,		September 30,	September 30,		September 30,	September 30,
	2013	2012 (1)		2013	2012 (1)		2013	2012 (1)
Net asset value, beginning of period	$ 21.04	$ 20.00		$ 21.03	$ 20.00		$ 21.07	$ 20.00

Activity from investment operations:
Net investment income (2)	0.55	0.57		0.62	0.47		0.52	0.62
Net realized and unrealized
gain (loss) on investments	(0.33)	0.93		(0.52)	0.93		(0.29)	0.92
Total from investment operations	0.22	1.50		0.10	1.40		0.23	1.54

Less distributions from:
Net investment income	(0.57)	(0.46)		(0.46)	(0.37)		(0.58)	(0.47)
Total distributions	(0.57)	(0.46)		(0.46)	(0.37)		(0.58)	(0.47)

Net asset value, end of period	$ 20.69	$ 21.04		$ 20.67	$ 21.03		$ 20.72	$ 21.07

Total return (3)	1.04%	7.58%	(8)	0.43%	7.07%	(8)	1.04%	7.75%	(8)

Net assets, at end of period (000s)	$ 29,520	$ 11,685		$ 16,597	$ 32,392		$ 31,523	$ 9,717

Ratio of gross expenses to average
net assets (4)(6)	1.37%	1.45%	(5)	1.95%	2.10%	(5)	1.37%	1.47%	(5)
Ratio of net expenses to average
net assets (6)	1.30%	1.30%	(5)	1.90%	1.90%	(5)	1.30%	1.30%	(5)
Ratio of net investment income
to average net assets (6)(7)	2.59%	3.55%	(5)	2.93%	2.93%	(5)	2.45%	3.87%	(5)

Portfolio Turnover Rate	215%	72%	(8)	215%	72%	(8)	215%	72%	(8)

(1)	The Sierra Strategic Income Fund commenced operations on December 21, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)

Total returns shown exclude the effect of applicable sales charges (Class A), and assume changes in share price and reinvestment of dividends and capital gain distributions. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(5) Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(8) Not annualized.

See accompanying notes to financial statements.

SIERRA STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class R			Class Y
	Year Ended	Period Ended		Year Ended	Period Ended
	September 30,	September 30,		September 30,	September 30,
	2013	2012 (1)		2013	2012 (1)
Net asset value, beginning of period	$ 21.02	$ 20.00		$ 20.98	$ 20.00

Activity from investment operations:
Net investment income (2)	0.52	0.63		0.96	0.60
Net realized and unrealized
gain (loss) on investments	(0.23)	0.90		(0.67)	0.93
Total from investment operations	0.29	1.53		0.29	1.53

Less distributions from:
Net investment income	(0.65)	(0.51)		(0.65)	(0.55)
Total distributions	(0.65)	(0.51)		(0.65)	(0.55)

Net asset value, end of period	$ 20.66	$ 21.02		$ 20.62	$ 20.98

Total return (3)	1.34%	7.73%	(8)	1.35%	7.76%	(8)

Net assets, at end of period (000s)	$ 116,203	$ 12,812		$ 11,261	$ 83,397

Ratio of gross expenses to average
net assets (4)(6)	0.97%	1.11%	(5)	0.95%	1.16%	(5)
Ratio of net expenses to average
net assets (6)	0.97%	1.00%	(5)	0.95%	0.95%	(5)
Ratio of net investment income
to average net assets (6)(7)	2.46%	3.91%	(5)	4.56%	3.76%	(5)

Portfolio Turnover Rate	215%	72%	(8)	215%	72%	(8)

(1)	The Sierra Strategic Income Fund commenced operations on December 21, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)

Total returns shown exclude the effect of applicable sales charges (Class A), and assume changes in share price and reinvestment of dividends and capital gain distributions. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(5) Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(8) Not annualized.

See accompanying notes to financial statements.

THE SIERRA FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

1.

ORGANIZATION

The Sierra Core Retirement Fund (“SCRF”) and Sierra Strategic Income Fund (“SSIF”), (each a “Fund” and collectively “the Funds”), are each a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-ended management investment companies. SCRF’s investment objective is to provide long-term total return (the combination of yield and net price gains from underlying funds) and to limit volatility and downside risk. SSIF’s two investment objectives are to provide total return (with income contributing a significant part) and limit volatility and downside risk. The Funds’ pursue their investment objective by investing in a broadly diversified portfolio consisting of open-end and/or closed-end investment companies, including mutual funds and exchange-traded funds (“ETFs”).

The Funds currently offer Class A, Class C, Class I, and Class R shares with SCRF also offering Class A1 and Class I1. Class C, Class I, Class R, and Class I1 shares are offered at net asset value. The Trust has suspended Class Y shares for SCRF and has suspended sales of Class Y shares for SSIF, effective March 8, 2013.  Class A and Class A1 shares are offered at net asset value plus a maximum sales charge of 5.75%.  Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures, minimum investment amounts and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

THE SIERRA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Underlying open-end funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Fair Value Team and Valuation Process -   This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of

THE SIERRA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of

           September 30, 2013 for the Funds’ assets measured at fair value:

THE SIERRA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

Sierra Core Retirement Fund

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds *	$ 680,996,803	$ -	$ -	$ 680,996,803
Short-Term Investment	34,979,961	-	-	34,979,961
Total	$ 715,976,764	$ -	$ -	$ 715,976,764

Sierra Strategic Income Fund

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds *	$ 194,261,009	$ -	$ -	$ 194,261,009
Short-Term Investment	10,768,456	-	-	10,768,456
Total	$ 205,029,465	$ -	$ -	$ 205,029,465

There were no transfers into or out of Level 1, Level 2 or Level 3 during the year. It is each Fund’s policy to record transfers into or out of Fair Value Levels at the end of the reporting period.

The Funds did not hold any Level 3 securities during the year.

* See Portfolio of Investments for industry classification.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid monthly for SSIC and quarterly for SCRF. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders.  Therefore, no provision for Federal income tax is required.  The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (SCRF, 2010-2012; SSIF, 2012), or expected to be taken in the Funds’ 2013 tax returns. The Funds have identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

THE SIERRA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.

INVESTMENT TRANSACTIONS

For the year ended September 30, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $1,439,685,261 and $1,416,606,461, respectively for SCRF. For the year ended September 30, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $379,619,485 and $319,067,881, respectively for SSIF.

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Wright Fund Management, LLC serves as the Funds’ Investment Adviser (the “Adviser”). The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Pursuant to an Advisory Agreement with the Trust, on behalf of the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily net assets for SCRF and 0.75% of the Fund’s average daily net assets for SSIF.

Pursuant to a written contract (the “Expense Limitation Agreement”), the Adviser has agreed, at least until January 31, 2014 for SSIF and SCRF, to waive a portion of its advisory fee and has agreed to reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Funds’ business) do not exceed the following amounts per annum of the average daily net assets of each class of shares:

THE SIERRA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

	Class A	Class C	Class I	Class R	Class Y	Class A1	Class I1
SCRF	1.75%	2.50%	1.75%	1.50%	N/A	1.90%	1.90%
SSIF	1.30%	1.90%	1.30%	1.00%	0.95%	N/A	N/A

These amounts will herein be referred to as the "expense limitations."

If the Adviser waives any fee or reimburses any expenses pursuant to the Expense Limitation Agreement, and any Funds’ operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund(s) provided that such reimbursement does not cause that Fund's operating expenses to exceed the respective expense limitation. If any Fund's operating expenses subsequently exceed the respective expense limitation, the reimbursements for such Fund shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Expense Limitation Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.  For the year ended September 30, 2013, SCRF recaptured $1,362.

The following amounts are subject to recapture by the funds by the following dates:

Distributor- The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plan” or “Plans”) pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at annual rates of 0.25%, 0.25%, 1.00%, 0.40% and 0.40% of the average daily net assets attributable to Class A, Class I, Class C, Class A1 and Class I1 shares, respectively for SCRF, and 0.40%, 0.40% and 1.00% of the average daily net assets attributable to Class A, I and C shares, respectively for SSIF and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of GFS. On sales of SCRF’s Class A and Class A1 shares, respectively, for the year ended September 30, 2013, the Distributor received $652,506 and $36,467 from front-end sales charge of which $35,822 and $1,810 was retained by the principal underwriter or other affiliated broker-dealers. On sales of SSIF’s Class A shares for the year ended September 30, 2013, the Distributor received $308,369 from front-end sales charge of which $14,389 was retained by the principal underwriter or other affiliated broker-dealers.

THE SIERRA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”)- NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”)- Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

Amounts due to GFS for these various services as of September 30, 2013 are reported in the Statements of Assets and Liabilities as “Fees Payable to other affiliates.”

5.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Funds’ distributions for the following periods was as follows:

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

THE SIERRA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

The difference between the book basis and tax basis for unrealized depreciation and accumulated net realized gain from security transactions is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences primarily attributable to adjustments for partnerships resulted in reclassification as of September 30, 2013 as follows:

6.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in these ASU’s require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU’s are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

7. PROXY VOTING

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark Garbin, Mark D. Gersten, John V. Palancia, Andrew Rogers, and Mark H. Taylor to the Board of Trustees of the Trust.

 Shares Voted

        Shares Voted Against

In Favor

               or Abstentions

Mark Garbin

  609,702,446

         7,380,704

Mark D. Gersten

  609,750,246

         7,332,904

John V. Palancia

  609,370,118

         7,713,033

Andrew Rogers

  609,691,730

         7,391,421

Mark H. Taylor

  608,885,975

         8,197,175

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

THE SIERRA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

8.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.  Management has concluded that there is no impact requiring adjustment or disclosure in the consolidated financial statements.

Dividends: The Funds’ Boards of Trustees declared the following monthly dividends:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Sierra Core Retirement Fund and Sierra Strategic

Income Fund and Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Sierra Core Retirement Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of September 30, 2013, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years and periods presented in the five-year period then ended. We have also audited the accompanying statement of assets and liabilities of Sierra Strategic Income Fund, a series of shares of beneficial interest in Northern Lights Fund Trust, including the portfolio of investments, as of September 30, 2013, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period December 21, 2011 (commencement of operations) through September 30, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sierra Core Retirement Fund and Sierra Strategic Income Fund, as of September 30, 2013, the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods presented in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 26, 2013

THE SIERRA FUNDS

EXPENSE EXAMPLES (Unaudited)

September 30, 2013

As a shareholder of the Sierra Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A and Class A1 shares and; (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Sierra Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 through September 30, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Sierra Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period* 4/1/13– 9/30/13	Expense Ratio During Period** 4/1/13 – 9/30/13
Sierra Core Retirement Class A	$1,000.00	$975.50	$8.31	1.68%
Sierra Core Retirement Class C	1,000.00	971.90	12.01	2.43
Sierra Core Retirement Class I	1,000.00	975.50	8.31	1.68
Sierra Core Retirement Class R	1,000.00	976.40	7.28	1.47
Sierra Core Retirement Class A1	1,000.00	974.80	9.09	1.84
Sierra Core Retirement Class I1	1,000.00	974.80	9.05	1.83
Sierra Strategic Income Class A	1000.00	980.10	6.44	1.30
Sierra Strategic Income Class C	1,000.00	977.30	9.42	1.90
Sierra Strategic Income Class I	1,000.00	980.20	6.44	1.30
Sierra Strategic Income Class R	1,000.00	981.70	4.81	1.00
Sierra Strategic Income Class Y	1,000.00	982.10	4.81	0.95

THE SIERRA FUNDS

EXPENSE EXAMPLES (Unaudited) (Continued)

September 30, 2013

Hypothetical (5% return before expenses)	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period* 4/1/12 – 9/30/13	Expense Ratio During Period** 4/1/12 – 9/30/13
Sierra Core Retirement Class A	$1,000.00	$1,016.65	$8.48	1.68%
Sierra Core Retirement Class C	1,000.00	1,012.88	12.26	2.43
Sierra Core Retirement Class I	1,000.00	1,016.65	8.48	1.68
Sierra Core Retirement Class R	1,000.00	1,017.70	7.43	1.47
Sierra Core Retirement Class A1	1,000.00	1,015.86	9.28	1.84
Sierra Core Retirement Class I1	1,000.00	1,015.90	9.24	1.83
Sierra Strategic Income Class A	1,000.00	1,018.56	6.57	1.30
Sierra Strategic Income Class C	1,000.00	1,015.54	9.60	1.90
Sierra Strategic Income Class I	1,000.00	1,018.56	6.57	1.30
Sierra Strategic Income Class R	1,000.00	1,020.21	4.90	1.00
Sierra Strategic Income Class Y	1,000.00	1,020.33	4.79	0.95

*Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**Annualized.

SIERRA FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2013

Renewal of Advisory Agreement - Sierra Core Retirement Fund and Sierra Strategic Income Fund (Adviser – Wright Fund Management, LLC)

 In connection with the regular meeting held on September 24 and 25, 2013 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Wright Fund Management, LLC (“Wright”) and the Trust, with respect to the Sierra Core Retirement Fund and the Sierra Strategic Income Fund (each a “Fund” and collectively the “Funds”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees noted that Wright is a member of the Sierra Investment Management group of companies, founded in 1987, and combined with other Sierra affiliates manages approximately $1.75 billion for retirees and other conservative clients.  They further noted that there were no changes in the key investment personnel during the past year, and reviewed the background information provided and expressed their satisfaction with the adviser’s 26 years of investment management experience and expertise.  The Trustees agreed that the adviser continues to provide portfolio management, trading, research, and compliance services to the Funds.  The Board considered it a positive that the adviser uses its 26 years of investment experience and observation within its overall research process of analyzing the current economic environment and private and governmental data when constructing and managing a portfolio of mutual funds and ETF’s designed to obtain a reasonable return, but of equal or greater importance, keeping losses manageable and recoverable to preserve capital.  The Trustees expressed their satisfaction that the adviser still considers and takes risk mitigation strategies serious and notes those strategies, which include use of trailing stops and watching for sell signals, have been an integral part of the adviser’s investment process since its inception.  They noted that the adviser monitors each portfolio’s investments daily, using software and charts to avoid large downside moves that may cause unrecoverable losses, and, if necessary, will get out of the market and into the safety of cash or hedge the position until market conditions warrant otherwise.  The Trustees reviewed the adviser’s compliance processes and noted that in monitoring compliance with each Fund’s investment limitations, the adviser assesses each portfolio fund’s size and capacity to absorb the purchase and determines if there are any other constraints prior to making any investment.  They further noted that there have been no material compliance or litigation issues reported since the last contract approval.  The Board appreciates the adviser’s longevity in investment management and the care taken with regard to managing risk to protect capital for retirees and conservative clients.  The Board concluded the adviser has all the resources necessary to continue to provide a level of high quality service to each Fund for the benefit of its shareholders.

Performance.

Sierra Core Retirement Fund.  The Trustees reviewed the Fund’s performance over the past 1 year, 5 year and since inception periods.  They noted that although the Fund historically outperformed its peers and the Morningstar US OE Multisector Bond category, noting in particular it’s since inception returns of 7.60% vs. 1.99% and 5.66%, respectively, it had underperformed both benchmarks during the last one year with returns of 2.90% vs. 11.38% and 5.29%, respectively.  The Trustees agreed that the Fund has provided excellent results since inception and has performed close to 200 bps better than the Morningstar category since 2007.  They noted that the Fund’s beta shows half of the volatility of the Morningstar category, and that the adviser shows alpha of 5.69%, which they agreed is substantial.  The Trustees noted that the volatility measures confirm lower volatility with higher return than the Morningstar category resulting in more return per unit of risk.  The Trustees concluded that the Fund has met its objective of long term total return with limited volatility and downside risk.

Sierra Strategic Income Fund.  The Trustees reviewed the Fund’s performance over the past 1 year and since inception periods.  They noted the Fund outperformed its peer group and Morningstar US OE Multisector Bond category average with returns of 5.65% vs. 4.97% and 5.29%, respectively, over the last one year.  For the since inception period, the Trustees noted that the Fund slightly underperformed its benchmarks but was, generally, more in line with the returns of the peer group.  The Trustees noted the Fund shows lower standard deviation with reasonable return.  After discussion, the Trustees concluded that the Fund is delivering performance as intended and the returns are reasonable.

Fees and Expenses.

Sierra Core Retirement Fund.  The Trustees noted the Fund’s advisory fee of 1.25%, which does not include acquired fund fees and expenses, is in line with the peer group average of 1.23%.  They reviewed the Morningstar category average of 0.39%, but further considered the high/low range of fees in the category of 0.01% - 1.50%.  The Trustees noted the adviser charges 1.40% for advisory services to its private account clients.  After discussion, the Trustees concluded the advisory fee is reasonable.

Sierra Strategic Income Fund.  The Trustees noted the Fund’s advisory fee of 0.75% is lower than the peer group average of 0.84%.  They reviewed the Morningstar category average of 0.53%, but further considered the high/low range of fees in the category of 0.05% - 1.50% and agreed that the Fund’s fee is within the range of reasonable.  They considered the Fund’s net expense ratio as compared to the averages of the benchmarks and noted the Fund’s ratio of 1.00% is lower than both the peer group average, 1.17%, and the Morningstar category average, 1.15%.  After discussion, the Trustees concluded the advisory fee is reasonable.

Economies of Scale.  The Trustees considered the existing economies of scale in place and noted that the relative level of the Sierra Core Fund’s expenses has decreased over time and that the Sierra Strategic Fund benefited from an expense cap during the preceding year.  The Board noted that the adviser believes that the services it provides deserve a premium and was not willing to negotiate a reduced fee at this time.  The Trustees queried the adviser regarding the potential for breakpoints in the future. A representative of the adviser again noted the adviser’s reluctance to implement breakpoints at this time for either Fund, based on several factors, including uncertainty as to future costs of managing the Funds and increasing pressure on adviser profits from a variety of fronts but noted that economies justifying a breakpoint may be realized when assets of a Fund reach $1 billion.  The Trustees concluded that the existing economies of scale realized by shareholders from reduced total expenses are appropriate for the Fund, but that as each Fund grows the issue of reducing fees would be revisited.  The Trustees agreed that they would discuss the matter further with the adviser in person at the Board’s February 2014 meeting.

Profitability.    The Trustees reviewed the profitability analysis provided by the adviser.  The Trustees noted that based solely on this analysis, the profits realized by the adviser appeared fairly high. They discussed the fact that the analysis did not reflect any compensation of the firm’s principals (who are also the portfolio managers). The Trustees considered additional benefits that the adviser realized in connection with its relationship with the Funds.  Specifically, they noted that the Funds use 12b-1 fees to partially offset various platform fees that are otherwise paid by the adviser out of its profits.  The Trustees discussed the financial information provided by the adviser, and discussed the income and capitalization of the adviser in the context of the profitability analysis.  The Board concluded, noting again as it had in prior years, that if a reasonable cost was imputed for the portfolio managers’ compensation, the overall profitability of the adviser would be much lower, and that as adjusted, profitability was not excessive.

Conclusion.  Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests the shareholders of the Sierra Core Retirement Fund and Sierra Strategic Income Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

THE SIERRA FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2013

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	100

AdvisorOne Funds (12 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	100	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	118

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	118	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	100	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013)
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007).	100	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013)

THE SIERRA FUNDS

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2013

    Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola***^ Born in 1952	Trustee 2005-2013; Chairman of the Board 2005-2013	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004)	100	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (2010-2013); Northern Lights Variable Trust (2006-2013)
Andrew Rogers 80 Arkay Drive**** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	100	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola was an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).  Mr. Miola resigned effective September 24, 2013.

****Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Statement of Additional Information (“SAI”).

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-738-4363.

9/30/13 – NLFT_v2

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Page 2

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-866-738-4363 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-738-4363.

INVESTMENT ADVISER

Wright Fund Management, LLC

3420 Ocean Park Blvd. Suite 3060

Santa Monica, CA 90405

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

  The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $ 26,500

2012 - $ 25,500

(b)

Audit-Related Fees

2013 – None

2012 – None

(c)

Tax Fees

2013 – $ 4,000

2012 – $ 4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013                2012

     2011

Audit-Related Fees:       0.00%

            0.00%

    0.00%

Tax Fees:

             0.00%

            0.00%        0.00%

All Other Fees:

0.00%

            0.00%        0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $ 4,000

2012 - $ 4,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/9/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/9/13